UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2016

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Wyoming	000-55364	36-4787690
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Suite 400, 41 University Drive
Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 809-2018

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On March 23, 2016, Helius Medical Technologies, Inc. (the “Company”) entered into an agency agreement (the “Agency Agreement”) with a registered broker dealer (the “Agent”), in connection with a best efforts offering (the “Canadian Offering”) of units (the “Units”) of the Company for minimum gross proceeds of CAD$8 million and maximum gross proceeds of CAD$20 million at a price of CAD$1.00 per Unit. Each Unit will consist of one share of the Company’s Class A common stock (the “Common Shares”) and one half of one common share purchase warrant (each whole warrant, a “Warrant”). Each Warrant will entitle the holder thereof to acquire one additional share of the Company’s Class A common stock on or before the date that is 36 months from the closing date of the Canadian Offering at an exercise price of C$1.50.

     Pursuant to the terms of the Agency Agreement, the Company has granted the Agent an over-allotment option (the “Option”), exercisable in whole or in part at any time and from time to time until the date that is 30 days from and including the closing date of the Canadian Offering, to purchase up to an additional number of Units equal to 15% of the number of Units initially sold under the Canadian Offering on the same terms and conditions. The Company has agreed to (i) pay the Agent a cash commission (the “Agent’s Fee”) equal to 6% of the gross proceeds of the Canadian Offering; and (ii) issue to the Agent non-transferrable compensation options (“Compensation Options”) exercisable to purchase that number of Units as is equal to 6% of the aggregate number of Units issued and sold under the Canadian Offering, including any Units sold pursuant to the exercise of the Option. Each Compensation Option will entitle the holder thereof to acquire one Unit at the Canadian Offering price until the date which is 24 months following the closing date of the Canadian Offering.

     On March 23, 2016, the Company filed a final short form prospectus (the "Prospectus") with the securities regulatory authorities in each of the provinces of Canada, except Québec, in connection with the Canadian Offering.

     This Current Report on Form 8-K and the Prospectus mentioned herein do not constitute an offer to sell or a solicitation of an offer to buy any of the securities described therein. The securities offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or qualified under any state securities laws or the laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 7.01 Regulation FD Disclosure.

     In connection with filing the Prospectus, as discussed above in Item 1.01 of this Current Report on Form 8-K, the Company has updated its existing public disclosure as follows. The following disclosure in this Item 7.01 should be read in conjunction with “Item 1. Business” and “Item 1A. Risk Factors” of the Company’s Form 10-K for the fiscal year ended March 31, 2015, as amended on January 11, 2016 (the “Annual Report”), the Company’s Form 10-Qs for the fiscal quarters ending June 30, 2015 and September 30, 2015, each as amended on January 11, 2016, the Company’s Form 10-Q for the fiscal quarter ended December 31, 2015, and the Company’s Form 8-K filed on January 13, 2016.

Company Owned Intellectual Property

     On July 17, 2015, the Company announced that the United States Patent and Trademark Office (the “USPTO”) issued the Company its first patent related to the design of version 4.0 of the PoNSTM device. U.S. Patent No. 9,072,889, “Systems for Providing Non-Invasive Neurorehabilitation of a Patient”, issued on July 7, 2015, is the first patent Helius has received related specifically to the new device design. The Company filed 27 U. S. patent applications related to various technical and ornamental aspects of the PoNSTM version 4.0 device. The Company filed eleven non-provisional patent applications that describe various technical features in the version 4.0 device and 16 design patent applications describing various ornamental designs for the PoNSTM version 4.0 device. Helius is the sole assignee for these 27 U.S. patent filings. Prior to issuance, once the USPTO determines that a patent application meets all of the statutory requirements for patentability it provides a notice of allowance. In addition to the first issued patent (U.S. Patent No. 9,072,889), the USPTO has issued 3 utility patents, 11 design patents, and notices of allowance for three design applications as summarized in the table below:

U.S. Patent Application No.	Application Filing Date	Status	U.S. Patent No.	Issue Date	Subject Matter
14/558,768	12/3/2014	Issued	9,072,889	7/7/2015	utility application covering overall system design, including controller and mouthpiece.
14/559,123	12/3/2014	Issued	9,272,133	3/1/2016	utility application covering strain relief mechanisms for the connection between the mouthpiece and the controller

U.S. Patent Application No.	Application Filing Date	Status	U.S. Patent No.	Issue Date	Subject Matter
14/558,787	12/3/2014	Issued	9,227,051	1/5/2016	utility application covering shape of the mouthpiece
14/558,789	12/3/2014	Issued	9,283,377	3/15/2016	utility application covering center of gravity of the mouthpiece
29/510,741	12/3/2014	Issued	D750264	2/23/2016	design application covering an alternative version of the current PoNS™ 4.0 device (over-ear double boom design)
29/510,742	12/3/2014	Issued	D749746	2/16/2016	design application covering an alternative version of the current PoNS™ 4.0 device (overhead minimal interference design)
29/510,743	12/3/2014	Issued	D752236	3/22/2016	design application covering system design used in the current PoNS™ 4.0 device
29/510,745	12/3/2014	Issued	D750265	2/23/2016	design application covering an alternative mouthpiece not used in the current PoNS™ 4.0 device
29/510,754	12/3/2014	Issued	D750794	3/1/2016	design application covering the controller used in the PoNS™ 4.0 device
29/510,755	12/3/2014	Issued	D751215	3/8/2016	design application covering an alternative controller not used in the current PoNS™ 4.0 device
29/510,746	12/3/2014	Issued	D750266	2/23/2016	design application covering an alternative mouthpiece not used in the current PoNS™ 4.0 device
29/510,749	12/3/2014	Issued	D750268	2/23/2016	design application covering an alternative mouthpiece not used in the current PoNS™ 4.0 device
29/510,747	12/3/2014	Issued	D751213	3/8/2016	design application covering an alternative mouthpiece not used in the current PoNS™ 4.0 device
29/510,748	12/3/2014	Issued	D750267	2/23/2016	design application covering an alternative mouthpiece not used in the current PoNS™ 4.0 device
29/510,750	12/3/2014	Allowed	D753315	4/5/2016	design application covering mouthpiece used in the current PoNS™ 4.0 device
29/510,751	12/3/2014	Issued	D751722	3/15/2016	design application covering an alternative controller not used in the current PoNS™ 4.0 device
29/510,752	12/3/2014	Allowed	D752766	3/29/2016	design application covering an alternative controller not used in the current PoNS™ 4.0 device
29/510,753	12/3/2014	Allowed	D753316	4/5/2016	design application covering an alternative controller not used in the current PoNS™ 4.0 device

     The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01 Other Events.

     As discussed above in Item 1.01 of this Current Report on Form 8-K, on March 23, 2016, the Company filed the Prospectus with the securities regulatory authorities in each of the provinces of Canada, except Québec, in connection with the Canadian Offering.

     On March 22, 2016, the Company received conditional approval to have the Company’s Common Shares listed on the Toronto Stock Exchange (the “TSX”) under the symbol “HSM.” The listing is subject to the fulfillment of certain customary conditions. The Company expects the Common Shares to begin trading on the TSX contemporaneously with the closing of the Canadian Offering, following which the Common Shares will be de-listed from the Canadian Stock Exchange. Following the listing of the Common Shares on the TSX, the Common Shares will continue to trade on the OTC Markets Group electronic quotation system (the "OTCQB") in the U.S. under the symbol "HSDT."

     This Current Report on Form 8-K and the Prospectus mentioned herein do not constitute an offer to sell or a solicitation of an offer to buy any of the securities described therein. The securities offered have not been registered under the Securities Act, or qualified under any state securities laws or the laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Date: March 24, 2016

	By:	/s/ Joyce LaViscount
	Name:	Joyce LaViscount
	Title:	Chief Financial Officer